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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 20, 2004
                                                          --------------

                              Escalon Medical Corp.
          ------------------------------------------------------------
              (Exact name of registrant as specified in its charter)

          Pennsylvania              0-20127              33-0272839
        ----------------       ----------------      -------------------
        (State or other        (Commission file        (IRS employer
        jurisdiction of             number)          identification no.)
        incorporation)

       575 East Swedesford Road, Suite 100
              Wayne, Pennsylvania                             19087
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     (Address of principal executive offices)               (Zip code)

       Registrant's telephone number, including area code: (215) 688-6830
                                                           --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 5.     Other Events and Regulation FD Disclosure.

            On April 20, 2004, we issued a press release announcing our waiver of two conditions under our announcement of a proposed exchange offer for all the outstanding ordinary shares of Drew Scientific Group PLC ("Drew") made on April 8, 2004. A copy of the press release is attached as an exhibit to, and is incorporated by reference into, this Form 8-K current report.

Item 7.     Financial Statements and Exhibits.

            (c)   Exhibits.

            The following exhibit is filed herewith:

            Exhibit No.             Description
                  99.1        Press release issued by Escalon Medical
                              Corp. dated April 20, 2004


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ESCALON MEDICAL CORP.



Date:   April 20, 2004                    By:   /s/ Richard J. DePiano
                                               -------------------------
                                               Richard J. DePiano
                                               Chairman and
                                               Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit
Number                Description
-------               -----------
  99.1                Press release dated April 20, 2004 issued by the Company.